Exhibit 24.1
ADMINISTAFF, INC.
Power of Attorney
     WHEREAS, ADMINISTAFF, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common Stock, par value $0.01 per share, to be issued in connection with the Administaff, Inc. 2008 Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”) and in connection therewith, the Company may file a post-effective amendment (the “Post-Effective Amendment”) to its registration statement on Form S-8 (Registration No. 333-36363) relating to its 1997 Employee Stock Purchase Plan to withdraw any unsold securities relating to such plan;
     NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint PAUL J. SARVADI, DOUGLAS S. SHARP, and DANIEL D. HERINK, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and the Post-Effective Amendment and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof,
     FURTHER, the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the “Company”) appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 5th day of February, 2008.

By:	/s/ Jack M. Fields
Jack M. Fields, Jr.

ADMINISTAFF, INC.
Power of Attorney
     WHEREAS, ADMINISTAFF, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Administaff, Inc. 2008 Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”) and in connection therewith, the Company may file a post-effective amendment (the “Post-Effective Amendment”) to its registration statement on Form S-8 (Registration No. 333-36363) relating to its 1997 Employee Stock Purchase Plan to withdraw any unsold securities relating to such plan;
     NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint PAUL J. SARVADI, DOUGLAS S. SHARP, and DANIEL D. HERINK, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and the Post-Effective Amendment and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     FURTHER, the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the “Company”) appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 5th day of February, 2008.

By:	/s/ Paul S. Lattanzio
Paul S. Lattanzio

ADMINISTAFF, INC.
Power of Attorney
     WHEREAS, ADMINISTAFF, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Administaff, Inc. 2008 Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”) and in connection therewith, the Company may file a post-effective amendment (the “Post-Effective Amendment”) to its registration statement on Form S-8 (Registration No. 333-36363) relating to its 1997 Employee Stock Purchase Plan to withdraw any unsold securities relating to such plan;
     NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint PAUL J. SARVADI, DOUGLASS. SHARP, and DANIEL D. HERINK, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and the Post-Effective Amendment and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     FURTHER, the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the “Company”) appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-f act and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 5th day of February, 2008.

By:	/s/ Eli Jones
Eli Jones

ADMINISTAFF, INC.
Power of Attorney
     WHEREAS, ADMINISTAFF, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Administaff, Inc. 2008 Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection, therewith, including any amendments thereto (the “Form S-8”) and in connection therewith, the Company may file a post-effective amendment (the “Post-Effective Amendment”) to its registration statement on Form S-8 (Registration No. 333-36363) relating to its 1997 Employee Stock Purchase Plan to withdraw any unsold securities relating to such plan;
     NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint PAUL J. SARVADI, DOUGLAS S. SHARP, and DANIEL D. HERINK, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and the Post-Effective Amendment and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     FURTHER, the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the “Company”) appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 5th day of February, 2008.

By:	/s/ Michael W. Brown
Michael W. Brown

ADMINISTAFF, INC.
Power of Attorney
     WHEREAS, ADMINISTAFF, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, to be issued in connection with the Administaff, Inc. 2008 Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”) and in connection therewith, the Company may file a post-effective amendment (the “Post-Effective Amendment”) to its registration statement on Form S-8 (Registration No. 333-36363) relating to its 1997 Employee Stock Purchase Plan to withdraw any unsold securities relating to such plan;
     NOW, THEREFORE, the undersigned, in his or her capacity as a director of the Company, does hereby appoint PAUL J. SARVADI, DOUGLAS S. SHARP, and DANIEL D. HERINK, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and the Post-Effective Amendment and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     FURTHER, the undersigned, in his capacity as a director of Administaff, Inc., a Delaware corporation (the “Company”) appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as his true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in his capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and a gents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 5th day of February, 2008.

By:	/s/ Gregory E. Petsch
Gregory E. Petsch